UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2025 (November 14, 2025)

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8436

Richmond, VA 23226

(Address of principal executive offices)

(804) 338-7708

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry Into a Material Definitive Agreement.

On November 14, 2025, Medalist Diversified REIT, Inc. (the “Company”) and Medalist Diversified Holdings, LP, a Maryland limited partnership and the operating partnership (the “Operating Partnership”) entered into an exchange agreement (the “Exchange Agreement”) with Francis P. Kavanaugh, the Company’s Chief Executive Officer, President, Treasurer and Secretary, pursuant to which Mr. Kavanaugh will exchange an aggregate of 2,405 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), on a one-for-one basis for an aggregate of 2,405 units of limited partnership interest (the “OP Units”) in the Operating Partnership  (the “Exchange”). Following the Exchange, Mr. Kavanaugh intends to purchase additional shares of Common Stock.

The Exchange will help to ensure the Company’s continued compliance with real estate investment trust qualifications, including the requirement that no more than 50% in value of the Company’s outstanding capital stock may be owned, directly or indirectly, by five or fewer individuals.

Pursuant to the Agreement of Limited Partnership of the Operating Partnership, as amended, the OP Units are redeemable for cash or, at the Operating Partnership’s option, shares of the Company’s common stock on a one-for-one basis after a holding period of one-year from the date of the Exchange Agreement, pursuant to the terms of the Limited Partnership Agreement.

Pursuant to the Company’s Code of Business Conduct and Ethics, Audit Committee Charter and Related Person Transaction Policy, the Exchange was reviewed and approved by a majority of the Audit Committee of the Company’s Board of Directors (the “Board”) in addition to the approval by a majority of the Board.

The foregoing description is only a summary of the material provisions of the Exchange Agreement and is qualified in its entirety by reference to the full text of the Exchange Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Exchange Agreement, dated as of November 14, 2025, by and among Medalist Diversified REIT, Inc., Medalist Diversified Holdings, LP and Francis P. Kavanaugh
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: November 20, 2025	By:	/s/ C. Brent Winn, Jr.
C. Brent Winn, Jr.
Chief Financial Officer